Rule 497(c)
                                                1933 Act Registration No. 33-12
                                                1940 Act File No. 811-4401

(North Track Logo)
Sharpen Your Focus

NORTH TRACK FUNDS

PROSPECTUS
May 1, 2003

>  CASH RESERVE FUND

   Class Y
   Common Stock
   (Institutional Shares)

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

The Cash Reserve Fund (the "Fund") is a mutual fund series of North Track Funds, Inc. ("North Track"). The Fund, a money market fund, seeks to provide investors with a high level of current income consistent with stability of principal and the maintenance of liquidity. The Fund invests primarily in domestic money market securities with a weighted average maturity of 90 days or less. The longest maturity will be 397 days. B.C. Ziegler and Company (the "Advisor") is the Fund's investment advisor.

The Fund offers four classes of shares, Class X Common Stock, Class B Common Stock and Class C Common Stock (the "Retail Shares") and Class Y Common Stock (the "Institutional Shares"). This Prospectus discusses only Institutional Shares. The Fund's Retail Shares are offered by a separate prospectus.

This Prospectus has information you should know before you decide to purchase Institutional Shares of the Fund. Please read it carefully and keep it with your investment records. There is a table of contents below which allows you to quickly find information about investment strategies, buying and selling shares and other information about the Fund.

QUICK REFERENCE

INVESTMENTS, RISKS AND PERFORMANCE SUMMARY:
   INVESTMENT OBJECTIVES AND RISKS ASSOCIATED WITH THE FUND                  1
   PERFORMANCE INFORMATION                                                   1
   FEES AND EXPENSES                                                         1

MANAGEMENT:
   INVESTMENT ADVISOR                                                        3

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL SHARES:
   HOW TO BUY FUND SHARES (INCLUDING SALES
     CHARGES AND COMBINED PURCHASE PROGRAMS)                                 3
   HOW TO REDEEM FUND SHARES                                                 4

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE. The Cash Reserve Fund seeks to provide investors with a high a level of current income consistent with the stability of principal and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES. The Advisor's principal investment strategies include:

    o Investing in U.S. dollar-denominated money market securities, including U.S. Government securities and repurchase agreements.

    o Investing more than 25% of total assets in the financial services sector.

    o Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL INVESTMENT RISKS. The Fund is subject to the following principal investment risks:

Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

Financial Services Exposure. Changes in government regulation or economic downturns can have a significant negative effect on issuers in the financial services sector. The Fund concentrates its investments in this sector.

Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

 An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

PERFORMANCE INFORMATION. The bar chart and table below set forth performance information regarding Institutional Shares of the Fund, which provide some indication of the risks of investing in the Fund. You should bear in mind that past performance is not an indication of future results.

 The bar chart demonstrates the variability of the annual total returns of the Fund for the calendar years indicated. In 1997, the Advisor made capital contributions to the Fund to offset certain capital losses. The Advisor also waived fees and/or reimbursed expenses to the Fund for certain years. Without those contributions, waivers and reimbursements, the returns for those years would have been lower.

                            Year-by-Year Total Return

                              1996           5.19%
                              1997           5.21%
                              1998           5.15%
                              1999           4.67%
                              2000           6.01%
                              2001           3.78%
                              2002           1.49%

       HIGHEST QUARTERLY RETURN:                LOWEST QUARTERLY RETURN:
        1.56%, 3rd Quarter 2000                 0.31%, 4th Quarter 2002

 The table below shows the average annual total return on the Fund's Institutional Shares for the periods presented:

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED
DECEMBER 31, 2002
-----------------
One Year                                               1.49%
Five Years                                             4.21%
Since Inception (January 1, 1996)                      4.49%

 The seven-day yield on the Fund's Institutional Shares as of December 31, 2002 was 1.65%. For current yield information, please call 1-800-826-4600.

 FEES AND EXPENSES. You should carefully consider fees and expenses when choosing a money market fund. As a shareholder, you pay the costs of operating a fund, plus any transaction costs associated with buying, selling and exchanging shares.

 Annual fund operating expenses are expenses that a money market fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services and other activities of the money market fund. Money market funds pay annual operating expenses out of their assets. Therefore, operating expenses reduce your total return.

 The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Institutional Shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases and Reinvested Distributions     None
Redemption Fee(1)<F1>                                                     None
Exchange Fee                                                              None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                          0.20%
Distribution (12b-1) Fees                                                 None
Other Expenses                                                           0.34%
                                                                         -----
Annual Fund Operating Expenses                                           0.54%
                                                                         -----
                                                                         -----

(1)<F1> We charge investors a wire redemption fee, which is currently $12 per wire. Also, there is a $10 service fee for redemptions of less than $250 made by check.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. It assumes that

 o   You invest $10,000 for the periods shown;

 o   Your investment has a 5% return each year;

 o   The Fund's operating expenses remain the same.

 Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR           3 YEARS         5 YEARS         10 YEARS
            ------           -------         -------         --------
             $55              $173            $302             $677

 If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVE

 The Fund seeks to provide investors with a high level of current income consistent with the stability of principal and the maintenance of liquidity.

INVESTMENT STRATEGIES

 To achieve its investment objective, the Fund invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks; repurchase agreements and high quality domestic commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Fund may lend portfolio securities, enter into reverse repurchase agreements and, to a limited extent, invest in securities issued by foreign banks and corporations outside the United States.

 The Fund reserves the right to concentrate its investments (i.e., invest more than 25% of its total assets) in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in obligations of domestic branches of domestic banks.

 In buying and selling securities for the Fund, the Advisor complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. The Advisor stresses maintaining a stable $1.00 share price, as well as liquidity and income.

 The Board of Directors of North Track has established minimum credit standards governing the securities that the Fund may purchase. Among other requirements, the Fund's securities must be rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (unless the instrument is rated by only one such rating agency, in which case a single rating is sufficient) or, if unrated, determined by the Advisor to be of comparable quality under the Board of Directors' guidelines and procedures. The Fund will invest at least 95% of its total assets in securities rated in the highest category or, if unrated, determined by the Advisor to be of comparable quality. The rating organizations that rate the money market instruments in which the Fund may invest include Moody's Investors Service, Inc., Standard & Poor's, Duff & Phelps, Fitch Ratings and Thomson Bank Watch, Inc.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

 Money Market securities are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Taxable money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper and U.S. Government securities.

 U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

 A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

INVESTMENT RISKS

 Many factors affect the Fund's performance. The Fund's yield will change daily based on changes in interest rates and other market conditions. Although the Advisor manages the Fund to maintain a stable $1.00 share price, there is no guarantee that it will be successful. For example, a major increase in short-term interest rates or a decrease in the credit quality of the issuer of one of the Fund's investments could cause the Fund's share price to decrease. It is important to note that neither the Fund's share price nor its yield is guaranteed by the U.S. Government.

 The following factors may significantly affect the Fund's performance:

INTEREST RATE CHANGES. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services industry tend to be more sensitive to interest rate changes. Sometimes securities have new or novel features that are designed for specific market environments. If the structure of the security does not function as planned, the security could decline in value. Also, the behavior of these securities under various and changing market environments is not always well understood. Their values can decline unexpectedly.

FINANCIAL SERVICES EXPOSURE. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions all can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes.

MANAGEMENT

INVESTMENT ADVISOR

 B.C. Ziegler and Company ("Ziegler" or the "Advisor") is the investment advisor for the Fund. Ziegler also serves as distributor, accounting/pricing agent and administrative servicing agent for the Fund. In addition to managing the Fund and the other North Track funds, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisers and makes recommendations to its clients. As of April 1, 2003, Ziegler and its affiliates had approximately $1.9 billion of assets under discretionary management.
Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

 Ziegler provides the Fund with overall investment advisory services and administrative services. For the year ended December 31, 2002, the Fund paid 0.20% of its average net assets in advisory fees.

PURCHASING SHARES

GENERAL INFORMATION

 You may buy Institutional Shares through Ziegler and selected dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

MINIMUM PURCHASE AMOUNTS

 The Fund has established minimum amounts that you must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help the Fund control its operating expenses. The Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. If the Fund accepted and maintained numerous small shareholder accounts and small additional investments, its operating expense ratio would increase and its total return would decline. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for the Fund for Institutional Shares:

                                MINIMUM INITIAL         MINIMUM ADDITIONAL
TYPE OF INVESTOR               INVESTMENT AMOUNT        INVESTMENT AMOUNT
----------------               -----------------        -----------------
Institutional Investors             $50,000                    $100

METHODS FOR PURCHASING SHARES

 You must pay for shares of the Fund in U.S. dollars and your check must be drawn on a U.S. bank. North Track will not accept cash or traveler's checks.
If your check does not clear, we will cancel your purchase and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you decide to redeem your shares, we may postpone making your redemption payment for 15 days from the date of purchase or until your check has cleared, whichever is earlier. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by North Track.

 We consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent. If your purchase order is received prior to 12:00 p.m. (Eastern Time), we will invest it at the net asset value computed for the Fund on that day. If your order is received after 12:00 p.m. (Eastern Time), we will invest it at the net asset value determined for the Fund the next business day.

 The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

METHOD                           STEPS TO FOLLOW
------                           ---------------

BY MAIL                          TO OPEN A NEW ACCOUNT
                                 1. Complete the Account Application
Mail to:                            included in this prospectus.
--------                         2. Make your check payable to: "North Track."
North Track                         Note: The amount of your purchase must meet
c/o PFPC Inc.                       the applicable minimum initial investment
P.O. Box 9796                       account.  See "Purchasing Shares - Minimum
Providence, RI  02940-9796          Purchase Amounts."
                                 3. Mail the completed Account Application and
                                    your check.
Overnight Mail to:
------------------               TO ADD TO AN EXISTING ACCOUNT
North Track                      1. Complete the Additional Investment form
c/o PFPC Inc.                       Included with your account statement.
760 Moore Road                      Alternatively, you may write a
King of Prussia, PA 19406-1212      note indicating your account number.
                                 2. Make your check payable to "North Track."
                                 3. Mail the Additional Investment Form (or
                                    note) and your check.

WIRE                             TO OPEN A NEW ACCOUNT
                                 Not Applicable

                                 TO ADD TO AN EXISTING ACCOUNT
                                 You may purchase shares by wire provided you advise North Track in advance. Wire funds to Boston Safe Deposit & Trust Company, Everett, MA, ABA #011001234, Account #044865, N/O PFPC
                                 as Agent, F/B/O North Track Funds, Inc.

                                 Wire purchase instructions must include the name of the Fund, the Class of shares and your account number.

REDEEMING SHARES

GENERAL INFORMATION

 You may redeem shares as described below on any day the Transfer Agent is open for business. The Fund redeems shares at net asset value. If your redemption order is received prior to 12:00 p.m. (Eastern Time), the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the next business day.

REDEMPTIONS

 The following table describes different ways that you may redeem your shares, and the steps you should follow.

METHOD                           STEPS TO FOLLOW
------                           ---------------
BY TELEPHONE                     You may use North Track's Telephone Redemption
1-800-826-4600                   Privilege to redeem shares valued at less than
                                 $50,000, unless you have notified the Transfer
                                 Agent of an address change within the
                                 preceding 30 days. The Transfer Agent will send redemption proceeds only to the shareholder of record at the address shown on the Transfer Agent's records. However, if you have provided the Transfer Agent with a signature guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

                                 Unless you indicate otherwise on your account application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.

BY MAIL                          To redeem shares by mail, send the following
                                 information to the Transfer Agent:
Mail to:                         o  A written request for redemption signed by
--------                            the registered owner(s) of the shares,
North Track                         exactly as the account is registered,
c/o PFPC Inc.                       together with the shareholder's account
P.O. Box 9796                       number;
Providence, RI  02940-9796       o  The stock certificates for the shares being
                                    redeemed, if any;
Overnight Mail to:               o  Any required signature guarantees (see
------------------                  "Other In formation About Redemptions"
North Track                         below); and
c/o PFPC Inc.                    o  Any additional documents which might be
760 Moore Road                      required for redemptions by corporations,
King of Prussia, PA 19406-1212      executors, administrators, trustees,
                                    guardians, or other similar entities.

                                 The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent will notify you promptly if it cannot accept your redemption. The Transfer Agent cannot accept redemption requests that specify a particular date for redemption or which specify any special conditions.

CHECKWRITING                     Upon request, you will be provided with checks
                                 to be drawn on the Fund ("Redemption Checks").
                                 Redemption checks may be written for amounts up to $500,000. There is a $10 service fee for each check under $250.

RECEIVING REDEMPTION PROCEEDS

 You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                           STEPS TO FOLLOW
------                           ---------------
BY MAIL                          The Transfer Agent mails checks for redemption
                                 proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents.
                                 There is no charge for this service.

BY ACH The Transfer Agent normally will process ACH redemptions to your bank account at your designated financial institution two days after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.

BY WIRE For redemption orders received prior to 12:00 p.m. (Eastern Time), the Transfer Agent will normally wire redemption proceeds to your bank the same business day. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

 TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Inc., as transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the Telephone Redemption Privilege. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions.
If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, neither the Transfer Agent, North Track nor any of their employees will be liable for losses suffered by you which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

 SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for:
(1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past 30 days; (4) requests to transfer the registration of shares to another owner; and (5) redemption requests for amounts over $50,000. North Track may waive these requirements in certain instances.

 The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

 CHECKWRITING. When a redemption check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in your account as of the next determined net asset value to cover the check. You will continue to earn income dividends until a redemption check is presented for payment. To use this method of redemption, you must complete and return the Account Information Form, which is available from North Track. Please do not attempt to use redemption checks to close your account. North Track may modify or terminate this privilege at any time.

 Unless otherwise authorized on the Account Information Form, redemption checks must be signed by all account owners. If the Fund receives written notice from any owner revoking another owner's authority to sign individually, the signatures of all account owners will be required for payment on any redemption check. Shares purchased by check may not be redeemed via redemption check until 15 days after funds for those shares have been received. You may not use checkwriting to redeem shares held in certificated form.

 The Fund may refuse to honor redemption checks whenever the right of redemption has been suspended, or if the account is otherwise impaired. A $10 service fee per check will be charged if (a) a redemption check for less than $250 is presented for payment, (b) the amount of a redemption check presented for payment exceeds the value of the investor's account, (c) a redemption check is presented that may not be cleared because it would require redemption of shares purchased by check within 15 days, or (d) a stop payment is requested.

 CLOSING SMALL ACCOUNTS. If you opened an account in the Prospect Hill Prime Money Market Fund prior to May 1, 1995 and transferred to the Fund in the Reorganization, and, due to redemption, your account drops below $500 for three months or more, the Fund may redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more. If your account was opened after May 1, 1995 and your account balance drops below $25,000 for three months or more, the Fund may redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $50,000 or more.

 SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of the Fund for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the Fund's shareholders.

 REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize the Fund to make redemption payments in securities or other property of the Fund. However, the Fund will redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. If the Fund delivers any securities to you as payment of a redemption, we will value the securities at the same price assigned to them in computing the Fund's net asset value per share. You would incur brokerage costs when you sell any securities that the Fund distributes to you in this fashion.

OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

 The Fund sells its shares at their net asset value per share. We determine the net asset value per share daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. For this purpose, the Fund values its securities at amortized cost in accordance with procedures set forth in Rule 2a-7 of the 1940 Act and policies and guidelines adopted by North Track's Board of Directors. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange") or on any other day when the Exchange is closed. The calculation is generally made as of 4:00 p.m. (Eastern Time) on each business day.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

 The Fund earns interest, dividends and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gains distributions. Distributions you receive from the Fund consist primarily of dividends. The Fund normally declares dividends daily and pays them monthly. Dividends may be taken in cash or additional shares at net asset value. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, the Fund automatically will reinvest your dividends in additional shares of the Fund.

 Capital gains distributions, if any, in the Fund will be declared annually and normally will be paid within 60 days after the end of the fiscal year.

TAX STATUS

 Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state or local taxes. The dividends that the Fund pays from its taxable net investment income and the distributions that the Fund makes from its net realized short-term capital gains generally will be taxable to you as ordinary income. This is true whether you elect to receive your dividends and distributions in cash or in additional shares of the Fund. The Fund does not expect that it will have any long-term capital gains, and thus does not contemplate paying distributions that would be taxable to you as long-term capital gains.

 The Fund will mail statements to shareholders annually regarding the tax status of its dividends and distributions, if any. You should consult your own tax adviser to assess the consequences of investing in the Fund under tax laws applicable to you. In particular, because the Fund invests a significant portion of its assets from time to time in U.S. Government securities, you should ascertain the status under state and local laws of dividends that the Fund pays to you which represent interest that the Fund earns on its U.S. Government securities.

 Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them, regardless of your distribution option. However, distributions declared in December and paid in January each year are taxable as if paid on December 31 of the earlier year.

PRIVACY:  A FUNDAMENTAL CONCERN

 At North Track we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confi-dentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information.

 WE DO NOT SELL CLIENT INFORMATION TO ANYONE.

 YOUR PERSONAL INFORMATION. When you purchase shares or inquire about a transaction with North Track, you typically provide us with certain personal information. This information may include:

  o  Name and address

  o  Social Security or taxpayer identification number

  o  Beneficiary information

  o  Bank account information

  o  Investments at other institutions

 OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request or to service an account. For example, we may share information with companies that perform services on our behalf. One such service provider is the transfer agent for the Fund, PFPC Inc., which opens accounts, processes transactions and mails account statements. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.

 In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.

 If you have any questions regarding our privacy policy please feel free to call North Track at 800-826-4600.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

 "HOUSEHOLDING". North Track will deliver a single prospectus, annual or semi-annual report or other shareholder information (collectively, a "shareholder document") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."

 ELECTRONIC DELIVERY. North Track is developing the capability of delivering shareholder documents electronically to persons who have consented to such delivery and provide their e-mail addresses. Once it has developed such capability, North Track will deliver shareholder documents electronically by sending consenting persons an e-mail message informing them that the shareholder document has been posted and is available on North Track's website (www.northtrackfunds.com) and providing a hypertext link to the document. The electronic versions of the shareholder documents will be in PDF format and can be downloaded and printed using Adobe Acrobat.

 CONSENT. If you would like to assist North Track in controlling its printing and mailing costs, you may consent to householding and/or electronic delivery of shareholder documents by checking the appropriate boxes on the Account Application (included with this Prospectus) or by sending a note to that effect to North Track, c/o PFPC Inc., P.O. Box 9796, Providence, Rhode Island 02940-9796. For electronic delivery of shareholder documents, please make sure to include your e-mail address.

 You may revoke your consent to householding or electronic delivery of shareholder documents at any time by calling North Track at 1-800-826-4600 or by writing to North Track at the address provided above.

FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Institutional Share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the year ended December 31, 2002 have been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Annual Report to Shareholders. The Annual Report is available upon request. The financial highlights for periods prior to the year ended December 31, 2002 were audited by Arthur Andersen LLP which has ceased operations.

                                                                          For the years ended December 31,
                                                          ----------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
                                                          ----           ----           ----           ----           ----
(SELECTED DATA FOR EACH INSTITUTIONAL SHARE OF THE
FUND OUTSTANDING THROUGHOUT THE PERIODS)

NET ASSET VALUE, BEGINNING OF PERIOD                      $1.00          $1.00          $1.00          $1.00          $1.00
                                                          -----          -----          -----          -----          -----
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                    .01            .04            .06            .05            .05

LESS DISTRIBUTIONS:
   Dividends from net investment income                    (.01)          (.04)          (.06)          (.05)          (.05)
                                                          -----          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD                            $1.00          $1.00          $1.00          $1.00          $1.00
                                                          -----          -----          -----          -----          -----
                                                          -----          -----          -----          -----          -----

TOTAL INVESTMENT RETURN(B)                                1.49%          3.78%          6.01%          4.67%          5.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)         $55,321        $62,250        $32,800        $10,536        $19,889
Ratio of expenses to average net assets(a)<F2>             .54%           .56%           .50%           .58%           .48%
Ratio of net investment income
  to average net assets(a)<F2>                            1.43%          3.57%          6.00%          4.54%          5.06%

(a)<F2> For the years ended December 31, 1999 and 1998, the Advisor and administrator voluntarily waived a portion of their fees.
        Without these voluntary waivers, the ratios would have been as follows:

                                                          2002           2001           2000           1999           1998
                                                          ----           ----           ----           ----           ----
Ratio of expenses to average net assets                   n/a            n/a            n/a            .62%           .55%
Ratio of net investment income to average net assets      n/a            n/a            n/a           4.50%          4.99%

If you have any questions about the Fund or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write North Track at:

NORTH TRACK FUNDS, INC.
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202
1-800-826-4600

The SAI, which contains more information on the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009.

Investment Company Act File No. 811-4401.

NORTH TRACK FUNDS, INC.

1-800-826-4600

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin  53202

INVESTMENT ADVISOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin  53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin  53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin  53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR
Deloitte & Touche LLP
180 North Stetson Avenue
Chicago, Illinois 60601

250 East Wisconsin Avenue o  Suite 2000 o Milwaukee, Wisconsin 53202-4298

(North Track Logo)
SHARPEN YOUR FOCUS

PROSPECTUS

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

A05 NT207-05/03